Exhibit 99.2

Cytec Industries Inc.

Five Garret Mountain Plaza

Woodland Park, New Jersey 07424

www.cytec.com

Contact:

Jodi A. Allen

(973) 357-3283

Release Date: Immediate

Cytec Announces Update to Operating Segments

Woodland Park, New Jersey, April 18, 2013 – Cytec Industries Inc. (NYSE:CYT) announced today a change in its business segment reporting structure. The changes reflect a more strategic approach to the Aerospace and Industrial Materials customers all designed to support growth and opportunities unique to each business. The new reporting structure is effective for the first quarter of 2013.

Going forward, Cytec’s reportable operating segments will be as follow:

•

The Aerospace Materials segment includes the Advanced Composites, Carbon Fiber, Structural Film Adhesives, and the Aerospace product lines from Umeco. All product lines were previously included in the Engineered Materials segment with the exception of the Aerospace product line which was previously included in the Umeco segment.

•

The Industrial Materials segment includes the High Performance Industrial Products, Process Materials, Structural Industrial, and the Distribution Industrial product lines. All product lines were previously included in the Umeco segment with the exception of the High Performance Industrial Products which was previously included in the Engineered Materials segment.

•	The In Process Separation segment is unchanged, and includes the Mining Chemicals and Phosphine’s product lines.

•	The Additive Technologies segment is unchanged, and includes the Polymer Additives, Specialty Additives, and the Formulated Resins product lines.

Shane Fleming, Chairman, President, and Chief Executive Officer said, “Our new reporting segments reflect the realigned operating structure of our business and will provide senior management and investors visibility to the business results in their respective end market segments.”

Reflecting these changes at the end of this release are segment results for the years ended December 31, 2012 and 2011. Also provided are each of the four quarters for the years 2012 and 2011. We have also filed a current report on Form 8-K dated April 18, 2013 and attached as exhibits to such report updated items from our Annual Report on Form 10-K for the year ended December 31, 2012 that reflect the new segment reporting structure. There is no change to our previously reported Consolidated Statements of Income, Consolidated Statements of Comprehensive Income, Consolidated Balance Sheets, Consolidated Statements of Cash Flows, or Consolidated Statements of Stockholders’ Equity for the periods reported therein.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Achieving the results described in these statements involves a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in Cytec’s filings with the Securities and Exchange Commission. Cytec disclaims any obligation to update or revise any forward-looking statements.

Corporate Profile

Cytec’s vision is to deliver specialty material and chemical technologies beyond our customers’ imagination. Our focus on innovation, advanced technology and application expertise enables us to develop, manufacture and sell products that change the way our customers do business. Our pioneering products perform specific and important functions for our customers, enabling them to offer innovative solutions to the industries that they serve. Our products serve a diverse range of end markets including aerospace and industrial materials, mining and plastics.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended March 31,
	2012	2011
Net Sales:
Aerospace Materials	$207.3	$170.3
Industrial Materials	11.5	16.7
In Process Separation	91.6	78.4
Additive Technologies
Sales to external customers	67.7	70.3
Intersegment sales	0.2	0.3

Net sales from segments	378.3	336.0
Elimination of intersegment revenue	(0.2)	(0.3)

Total consolidated net sales	$378.1	$335.7

	Three months ended March 31,
	2012	% of Sales	2011	% of Sales
Earnings from operations:
Aerospace Materials	$43.3	20.9%	$23.1	13.6%
Industrial Materials	1.7	14.8%	2.0	12.0%
In Process Separation	22.9	25.0%	16.4	20.9%
Additive Technologies	6.4	9.5%	8.4	11.9%

Earnings from segments	74.3	19.6%	49.9	14.9%
Corporate and Unallocated, net (1)	(22.5)		(18.8)

Total earnings from operations	$51.8	13.7%	$31.1	9.3%

(1)	For the three months ended March 31, 2012, Corporate and unallocated includes pre-tax incremental accelerated depreciation of $0.7 related to the sale-leaseback agreement of our research and development facility in Stamford, Connecticut, net pre-tax credits of $0.2 for adjustments to previous restructuring initiatives, and $17.2 of costs previously allocated to the former Coating Resins business. For the three months ended March 31,2011, it includes a net adjustment of $0.1 related to previously recorded restructuring liabilities, a $3.3 gain related to a sale of a former manufacturing site, $17.1 of costs previously allocated to the former Coating Resins business, and $1.0 of costs previously allocated to our former Building Block Chemicals segment.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended June 30,
	2012	2011
Net Sales:
Aerospace Materials	$217.0	$174.9
Industrial Materials	12.7	15.1
In Process Separation	100.2	81.9
Additive Technologies
Sales to external customers	74.1	75.4
Intersegment sales	0.3	0.4

Net sales from segments	404.3	347.7
Elimination of intersegment revenue	(0.3)	(0.4)

Total consolidated net sales	$404.0	$347.3

	Three months ended June 30,
	2012	% of Sales	2011	% of Sales
Earnings from operations:
Aerospace Materials	$36.9	17.0%	$27.2	15.6%
Industrial Materials	1.8	14.2%	0.9	6.0%
In Process Separation	27.1	27.0%	15.6	19.0%
Additive Technologies	13.7	18.5%	10.6	14.1%

Earnings from segments	79.5	19.7%	54.3	15.6%
Corporate and Unallocated, net (1)	(35.0)		(22.1)

Total earnings from operations	$44.5	11.0%	$32.2	9.3%

(1)	For the three months ended June 30, 2012, Corporate and Unallocated includes net pre-tax restructuring charges of $11.6 related to future reductions in the stranded costs from a sale of Coating Resins, pre-tax charges of $2.9 related to Umeco acquisition costs, and pre-tax incremental accelerated depreciation of $0.7 related to the sale-leaseback agreement of our research and development facility in Stamford, Connecticut. For the three months ended June 30, 2011, Corporate and Unallocated includes net pre-tax restructuring charges of $0.3. Corporate and unallocated also includes costs previously allocated to the operations of our discontinued Coating Resins segment of $17.6 and $17.5, for the three months ended June 30, 2012 and 2011, respectively.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended September 30,
	2012	2011
Net Sales:
Aerospace Materials	$220.8	$184.2
Industrial Materials	70.1	15.1
In Process Separation	98.1	89.7
Additive Technologies
Sales to external customers	66.4	74.4
Intersegment sales	0.2	0.2

Net sales from segments	455.6	363.6
Elimination of intersegment revenue	(0.2)	(0.2)

Total consolidated net sales	$455.4	$363.4

	Three months ended September 30,
	2012	% of Sales	2011	% of Sales
Earnings from operations:
Aerospace Materials (1)	$37.4	16.9%	$28.1	15.3%
Industrial Materials (1)	1.4	2.0%	1.9	12.6%
In Process Separation	24.4	24.9%	17.3	19.3%
Additive Technologies	9.6	14.5%	12.8	17.2%

Earnings from segments	72.8	16.0%	60.1	16.5%
Corporate and Unallocated, net (2)	(29.4)		(14.3)

Total earnings from operations	$43.4	9.5%	$45.8	12.6%

(1)	For the three months ended September 30, 2012, earnings from operations for Industrial Materials and Aerospace Materials include pre-tax charges of $4.1 and $0.4, respectively, related to amortization of purchase accounting step-up in inventories.

(2)	For the three months ended September 30, 2012, Corporate and Unallocated includes net pre-tax restructuring charges of $4.5 primarily related to initiatives to reduce stranded costs resulting from the sale of Coating Resins and personnel reductions in the acquired Umeco business, pre-tax charges of $4.3 related to Umeco acquisition costs, and pre-tax incremental accelerated depreciation of $0.7 related to the sale-leaseback agreement of our research and development facility in Stamford, Connecticut. For the three months ended September 30, 2011, Corporate and Unallocated includes net pre-tax restructuring charges of $0.2. Corporate and unallocated also includes costs previously allocated to the operations of our discontinued Coating Resins segment of $15.7 and $15.5, for the three months ended September 30, 2012 and 2011, respectively.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Three months ended December 31,
	2012	2011
Net Sales:
Aerospace Materials	$232.1	$193.2
Industrial Materials	82.2	19.7
In Process Separation	94.2	89.5
Additive Technologies
Sales to external customers	62.2	67.1
Intersegment sales	0.2	0.1

Net sales from segments	470.9	369.6
Elimination of intersegment revenue	(0.2)	(0.1)

Total consolidated net sales	$470.7	$369.5

	Three months ended December 31,
	2012	% of Sales	2011	% of Sales
Earnings from operations:
Aerospace Materials (1)	$38.2	16.5%	$35.3	18.3%
Industrial Materials (1)	5.7	6.9%	6.3	32.0%
In Process Separation	17.4	18.5%	20.4	22.8%
Additive Technologies	8.2	13.2%	7.5	11.2%

Earnings from segments	69.5	14.8%	69.5	18.8%
Corporate and Unallocated, net (2)	(45.6)		(23.2)

Total earnings from operations	$23.9	5.1%	$46.3	12.5%

(1)	For the three months ended December 31, 2012, earnings from operations for Industrial Materials and Aerospace Materials include pre-tax charges of $1.0 and $0.1, respectively, related to amortization of purchase accounting step-up in inventories.

(2)	For the three months ended December 31, 2012, Corporate and Unallocated includes a pre-tax loss of $16.7 upon recognition of the sale of the Stamford, CT research facility, net pre-tax restructuring charges of $5.3 primarily related to initiatives to reduce stranded costs resulting from the sale of Coating Resins and personnel reductions in the acquired Umeco business, pre-tax charges of $1.2 related to Umeco acquisition costs, and pre-tax incremental accelerated depreciation of $0.4 related to the sale-leaseback agreement of our research and development facility in Stamford, Connecticut. For the three months ended December 31, 2011, Corporate and Unallocated includes a pre-tax incremental accelerated depreciation of $0.7 related to the sale-leaseback agreement of our research and development facility in Stamford, Connecticut, a pre-tax charge of $0.6 related to adjustments to environmental liabilities at an active site, and $0.1 of net restructuring charges. Corporate and Unallocated also includes costs previously allocated to the operations of our discontinued Coating Resins segment of $16.0 and $15.9 for the three months ended December 31, 2012 and 2011, respectively.

CYTEC INDUSTRIES INC. AND SUBSIDIARIES

CONSOLIDATED NET SALES AND EARNINGS FROM OPERATIONS BY BUSINESS SEGMENT

(Millions of dollars)

(unaudited)

	Full year ended December 31,
	2012	2011
Net Sales:
Aerospace Materials	$877.1	$722.6
Industrial Materials	176.4	66.6
In Process Separation	384.2	339.5
Additive Technologies
Sales to external customers	270.4	287.2
Intersegment sales	0.8	0.9

Net sales from segments	1,708.9	1,416.8
Elimination of intersegment revenue	(0.8)	(0.9)

Total consolidated net sales	$1,708.1	$1,415.9

	Full year ended December 31,
	2012	% of Sales	2011	% of Sales
Earnings from operations:
Aerospace Materials (1)	$155.7	17.8%	$113.8	15.7%
Industrial Materials (1)	10.6	6.0%	11.1	16.7%
In Process Separation	91.8	23.9%	69.7	20.5%
Additive Technologies	37.9	14.0%	39.4	13.7%

Earnings from segments	296.0	17.3%	234.0	16.5%
Corporate and Unallocated, net (2)	(132.4)		(78.5)

Total earnings from operations	$163.6	9.6%	$155.5	11.0%

(1)	For the year ended December 31, 2012, earnings from operations for Industrial Materials and Aerospace Materials include pre-tax charges of $5.1 and $0.5, respectively, related to amortization of purchase accounting step-up in inventories.

(2)	2012 includes net pre-tax restructuring charges of $21.2 primarily related to initiatives to reduce stranded costs resulting from the sale of Coating Resins and personnel reductions in the acquired Umeco business, a pre-tax loss of $16.7 upon recognition of the sale of the Stamford, CT research facility, pre-tax charges of $8.4 related to Umeco acquisition costs, and pre-tax incremental accelerated depreciation of $2.5 related to the sale-leaseback agreement of our research and development facility in Stamford, Connecticut. 2011 includes $0.8 of net restructuring charges, a pre-tax incremental accelerated depreciation of $0.7 related to the sale-leaseback agreement of our research and development facility in Stamford, Connecticut, a pre-tax charge of $0.6 related to adjustments to environmental liabilities at an active site, and a $3.3 gain related to a sale of a former manufacturing site. Corporate and Unallocated also includes costs previously allocated to the operations of our discontinued Coating Resins segment of $66.5 and $66.0 for the full year ended December 31, 2012 and 2011, respectively.